Schedule of Investments PIMCO Flexible Emerging Markets Income Fund	September 30, 2025 (Unaudited)

(AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF SHARES, CONTRACTS, UNITS AND OUNCES, IF ANY)
		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 105.4% ¤
LOAN PARTICIPATIONS AND ASSIGNMENTS 8.7%
Finance Ministry Angola 13.250% (PRIME + 6.000%) due 12/11/2025 «~		$850	$852
Oi SA TBD% due 12/30/2050 «		714	7
Panama Government International Bonds 3.837% (EUR006M + 1.750%) due 03/05/2027 «~	EUR	500	588
Republic of Cote d'Ivoire
5.153% (EUR006M + 3.050%) due 03/09/2026 «~		300	352
5.159% (EUR003M + 2.850%) due 03/18/2026 «~		200	235
Republic of Kenya Government International Bonds 12.650% (PRIME + 5.400%) due 04/05/2028 «~		$400	401
Republic of Senegal Ministry of Finance & Budget 7.871% (EUR006M + 5.800%) due 12/22/2028 «~	EUR	525	557
SOCAR Turkey Enerji AS 5.535% (EUR006M + 3.450%) due 08/11/2026 «~		300	353
Transnet SOC Ltd. 11.125% due 03/02/2028 «~	ZAR	3,143	180
Turkiye Government International Bonds 8.343% (EUR006M + 6.210%) due 04/27/2031 «~	EUR	300	381
Turkiye Vakiflar Bankasi TAO 5.014% (EUR003M + 3.000%) due 12/15/2028 «~		300	354
United Republic of Tanzania 10.062% due 04/26/2028 «~		$333	335
VEON Amsterdam BV 8.548% (TSFR3M + 4.250%) due 03/25/2027 «~		200	200

Total Loan Participations and Assignments (Cost $4,922)			4,795

CORPORATE BONDS & NOTES 40.5%
BANKING & FINANCE 12.7%
Africa Finance Corp. 2.875% due 04/28/2028		200	191
Banco do Brasil SA 8.500% due 07/29/2026	MXN	3,000	165
BOI Finance BV 7.500% due 02/16/2027	EUR	750	906
CIMA Finance DAC 2.950% due 09/05/2029		$253	237
Credicorp Capital Sociedad Titulizadora SA
9.700% due 03/05/2045	PEN	1,000	305
10.100% due 12/15/2043		1,900	590
Gaci First Investment Co. 5.375% due 01/29/2054 (i)		$300	284
ICBC Standard Bank PLC 20.000% due 09/18/2029 «	UZS	3,652,000	303
IIFL Finance Ltd. 8.750% due 07/24/2028		$200	204
Interoceanica V Finance Ltd. 0.000% due 05/15/2030 (d)		211	177
Ipoteka-Bank ATIB 5.500% due 11/19/2025		300	300
Muthoot Finance Ltd. 6.375% due 04/23/2029		400	406
Panama Infrastructure Receivable Purchaser PLC 0.000% due 04/05/2032 (d)		1,000	754
Peru Payroll Deduction Finance Ltd. 0.000% due 11/01/2029 «(d)		370	328
SOCAR Turkey Enerji AS via Steas Funding 1 DAC 7.230% due 03/17/2026		700	699
Standard Chartered Bank
0.000% due 11/03/2025 «(d)	PKR	55,500	179
0.000% due 12/01/2025 «(d)		63,300	204
Uzbek Industrial & Construction Bank ATB
8.950% due 07/24/2029		$200	217
21.000% due 07/24/2027	UZS	2,500,000	217

Schedule of Investments PIMCO Flexible Emerging Markets Income Fund (Cont.)	September 30, 2025 (Unaudited)

VB DPR Finance Co. 6.833% due 03/15/2035 «(h)		$300	309

			6,975

INDUSTRIALS 20.6%
Aeropuerto Internacional de Tocumen SA 5.125% due 08/11/2061		200	160
Beignet 6.850% due 06/01/2049 «(a)		1,000	1,000
Corp. Nacional del Cobre de Chile 6.780% due 01/13/2055		200	215
CSN Resources SA 4.625% due 06/10/2031		200	163
Czechoslovak Group AS 5.250% due 01/10/2031	EUR	100	122
Ecopetrol SA 5.875% due 05/28/2045		$1,200	919
Fideicomiso PA Pacifico Tres 8.250% due 01/15/2035		563	595
First Quantum Minerals Ltd. 7.250% due 02/15/2034		300	310
Fortune Star BVI Ltd. 3.950% due 10/02/2026	EUR	400	468
IRB Infrastructure Developers Ltd. 7.110% due 03/11/2032		$200	208
KazMunayGas National Co. JSC 6.375% due 10/24/2048		600	598
Metalsa SAPI de CV 3.750% due 05/04/2031		300	267
Montego Bay Airport Revenue Finance Ltd. 6.600% due 06/15/2035		300	307
OCP SA 7.500% due 05/02/2054		200	222
Petroleos de Venezuela SA 9.750% due 05/17/2035 ^(b)		600	110
Petroleos del Peru SA
4.750% due 06/19/2032		300	261
5.625% due 06/19/2047		400	296
Petroleos Mexicanos
6.375% due 01/23/2045		900	732
6.950% due 01/28/2060 (i)		1,200	988
Saudi Arabian Oil Co. 6.375% due 06/02/2055		500	533
Stillwater Mining Co. 4.000% due 11/16/2026		200	198
Turkcell Iletisim Hizmetleri AS 7.450% due 01/24/2030		200	209
Turkish Airlines Pass-Through Trust 4.200% due 09/15/2028		253	249
Uzbekneftegaz JSC 4.750% due 11/16/2028		300	287
Vale SA 0.000% due 12/29/2049 ~(f)	BRL	14,500	978
Yinson Bergenia Production BV 8.498% due 01/31/2045		$300	322
Yinson Boronia Production BV 8.947% due 07/31/2042		491	547

			11,264

UTILITIES 7.2%
Chile Electricity Lux MPC II SARL 5.672% due 10/20/2035		500	516
Comision Ejecutiva Hidroelectrica del Rio Lempa 8.650% due 01/24/2033		300	314
Eskom Holdings 6.350% due 08/10/2028		200	206
LLPL Capital Pte. Ltd. 6.875% due 02/04/2039 (i)		1,053	1,097
Mong Duong Finance Holdings BV 5.125% due 05/07/2029		576	570
Peru LNG SRL 5.375% due 03/22/2030		150	144
Poinsettia Finance Ltd. SARL 6.625% due 06/17/2031 (i)		664	653
Tierra Mojada Luxembourg II SARL 5.750% due 12/01/2040 (i)		477	470

			3,970

Total Corporate Bonds & Notes (Cost $21,442)			22,209

U.S. TREASURY OBLIGATIONS 0.7%
U.S. Treasury Bonds
1.750% due 08/15/2041		600	407

Schedule of Investments PIMCO Flexible Emerging Markets Income Fund (Cont.)	September 30, 2025 (Unaudited)

Total U.S. Treasury Obligations (Cost $430)			407

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.1%
Stratton BTL Mortgage Funding PLC 4.783% due 01/20/2054 •	GBP	30	40

Total Non-Agency Mortgage-Backed Securities (Cost $39)			40

ASSET-BACKED SECURITIES 0.5%
OTHER ABS 0.5%
IFC Emerging Markets Securitization Ltd. 5.454% due 12/31/2035 •		$250	250

Total Asset-Backed Securities (Cost $250)			250

SOVEREIGN ISSUES 46.7%
Angola Government International Bonds 8.750% due 04/14/2032		200	191
Argentina Republic Government International Bonds
0.750% due 07/09/2030 þ		320	217
3.500% due 07/09/2041 þ		400	195
4.125% due 07/09/2035 þ		800	422
5.000% due 01/09/2038 þ		400	226
Bank Gospodarstwa Krajowego 6.250% due 07/09/2054		200	209
Colombia Government International Bonds
3.000% due 01/30/2030		200	181
4.500% due 03/15/2029		600	592
5.625% due 02/26/2044		300	246
7.500% due 02/02/2034		200	211
8.000% due 11/14/2035		600	645
8.375% due 11/07/2054		200	212
8.500% due 04/25/2035		200	222
Development Bank of Kazakhstan JSC 10.950% due 05/06/2026	KZT	128,000	225
Dominican Republic International Bonds
6.600% due 06/01/2036		$200	210
6.950% due 03/15/2037		200	214
7.150% due 02/24/2055		200	213
10.500% due 03/15/2037 (i)	DOP	239,600	4,127
11.250% due 09/15/2035		17,100	304
13.625% due 02/03/2033		11,800	229
Eagle Funding Luxco SARL 5.500% due 08/17/2030		$800	813
Ecuador Government International Bonds 0.000% due 07/31/2030 (d)		700	540
Egypt Government Bonds 21.954% due 03/04/2028	EGP	46,200	965
Egypt Government International Bonds
8.750% due 09/30/2051		$600	536
9.450% due 02/04/2033		200	214
Finance Department Government of Sharjah 4.000% due 07/28/2050		600	415
Guatemala Government Bonds
6.250% due 08/15/2036		200	207
6.875% due 08/15/2055		200	210
Hazine Mustesarligi Varlik Kiralama AS 6.750% due 09/01/2030		200	207
Ivory Coast Government International Bonds
6.625% due 03/22/2048	EUR	900	907
7.625% due 01/30/2033		$200	208
8.075% due 04/01/2036		200	208
Jordan Government International Bonds 7.375% due 10/10/2047		300	288
KSA Ijarah Sukuk Ltd. 4.875% due 09/09/2035		300	302
Kuwait International Bonds 4.652% due 10/09/2035 (a)		500	500
Mexico Government International Bonds 5.125% due 03/19/2038	EUR	100	120
Mongolia Government International Bonds 3.500% due 07/07/2027		$300	289
Nigeria Government International Bonds 7.625% due 11/21/2025		200	200
Pakistan Government International Bonds
7.375% due 04/08/2031		200	196
8.875% due 04/08/2051		200	185
Panama Government International Bonds
4.500% due 05/15/2047		400	309
4.500% due 04/01/2056		800	587
Paraguay Government International Bonds
6.650% due 03/04/2055		200	213
8.500% due 03/04/2035	PYG	1,950,000	266

Schedule of Investments PIMCO Flexible Emerging Markets Income Fund (Cont.)	September 30, 2025 (Unaudited)

Peru Government Bonds
5.400% due 08/12/2034	PEN	400	112
6.150% due 08/12/2032		1,100	336
7.300% due 08/12/2033		1,300	418
Peru Government International Bonds
6.900% due 08/12/2037		200	60
6.950% due 08/12/2031		480	153
Republic of Angola Via Avenir Issuer II Ireland DAC 6.927% due 02/19/2027		$300	292
Republic of Cameroon International Bonds 5.950% due 07/07/2032	EUR	1,000	965
Republic of Ghana Government Bonds
8.350% due 02/16/2027	GHS	2,441	178
8.650% due 02/13/2029		479	31
8.800% due 02/12/2030		2,000	126
8.950% due 02/11/2031		1,834	111
Republic of Kenya Government International Bonds
9.500% due 03/05/2036		$200	206
9.750% due 02/16/2031		700	749
Republic of South Africa Government International Bonds
4.850% due 09/30/2029		200	198
5.750% due 09/30/2049		300	241
Republic of Uganda Government Bonds 15.800% due 06/23/2039	UGX	1,005,000	267
Romania Government International Bonds
2.000% due 04/14/2033 (i)	EUR	700	646
2.750% due 04/14/2041		1,000	757
4.000% due 02/14/2051		$400	268
5.250% due 05/30/2032 (i)	EUR	100	117
5.625% due 05/30/2037 (i)		100	112
6.375% due 09/18/2033 (i)		200	247
Senegal Government International Bonds 6.750% due 03/13/2048		$200	125
Serbia International Bonds 2.050% due 09/23/2036	EUR	200	183
Sri Lanka Government International Bonds
3.600% due 06/15/2035 þ		$55	40
3.600% due 05/15/2036 þ		38	34
3.600% due 02/15/2038 þ		76	68
Ukraine Government International Bonds 0.000% due 02/01/2034 þ(e)		66	27
Venezuela Government International Bonds
9.250% due 09/15/2027 ^(b)		700	171
12.750% due 08/23/2032 ^(b)		800	189

Total Sovereign Issues (Cost $23,674)			25,603

		SHARES
SHORT-TERM INSTRUMENTS 8.2%
MUTUAL FUNDS 1.2%
State Street Institutional U.S. Government Money Market Fund, Premier Class 4.200% (g)		634,342	634

		PRINCIPAL AMOUNT (000s)
NIGERIA TREASURY BILLS 5.2%
30.500% due 11/11/2025 - 06/12/2026 (c)(d)	NGN	4,627,031	2,876

U.S. TREASURY BILLS 1.8%
4.140% due 10/21/2025 - 01/27/2026 (c)(d)(l)		$1,023	1,016

Total Short-Term Instruments (Cost $4,330)			4,526

Total Investments in Securities (Cost $55,087)			57,830

		SHARES
INVESTMENTS IN AFFILIATES 10.6%
SHORT-TERM INSTRUMENTS 10.6%
CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 10.6%
PIMCO Short-Term Floating NAV Portfolio III		594,176	5,787

Schedule of Investments PIMCO Flexible Emerging Markets Income Fund (Cont.)	September 30, 2025 (Unaudited)

Total Short-Term Instruments (Cost $5,786)	5,787

Total Investments in Affiliates (Cost $5,786)	5,787

Total Investments 116.0% (Cost $60,873)	$63,617
Financial Derivative Instruments (j)(k) (1.6)%(Cost or Premiums, net $(1,775))	(923)
Other Assets and Liabilities, net (14.4)%	(7,875)

Net Assets 100.0%	$54,819

Schedule of Investments PIMCO Flexible Emerging Markets Income Fund (Cont.)	September 30, 2025 (Unaudited)

NOTES TO SCHEDULE OF INVESTMENTS:

* A zero balance may reflect actual amounts rounding to less than one thousand.

¤

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security's country of incorporation may be different from its country of economic exposure.

^		Security is in default.
«		Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ		Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)		When-issued security.
(b)		Security is not accruing income as of the date of this report.
(c)		Coupon represents a weighted average yield to maturity.
(d)		Zero coupon security.
(e)		Security becomes interest bearing at a future date.
(f)		Perpetual maturity; date shown, if applicable, represents next contractual call date.
(g)		Coupon represents a 7-Day Yield.
(h)		RESTRICTED SECURITIES:
Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets

VB DPR Finance Co.	6.833%	03/15/2035	01/31/2025	$300	$309	0.56%

BORROWINGS AND OTHER FINANCING TRANSACTIONS
REVERSE REPURCHASE AGREEMENTS:
Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date		Amount Borrowed(1)	Payable for Reverse Repurchase Agreements

MYI	3.400%	09/19/2025	TBD(2)		$(285)	$(286)
SCX	2.100	06/11/2025	TBD(2)	EUR	(440)	(520)
	4.290	09/19/2025	TBD(2)		$(616)	(617)
	4.600	09/29/2025	TBD(2)		(3,552)	(3,553)
SOG	2.050	06/11/2025	TBD(2)	EUR	(463)	(547)
	4.370	09/19/2025	TBD(2)		$(868)	(869)
	4.740	07/08/2025	10/08/2025		(424)	(428)
TDM	4.470	09/19/2025	TBD(2)		(603)	(604)

Total Reverse Repurchase Agreements						$(7,424)

(i)		Securities with an aggregate market value of $261,417 have been pledged as collateral under the terms of master agreements as of September 30, 2025.
(1)

The average amount of borrowings outstanding during the period ended September 30, 2025 was $(3,463) at a weighted average interest rate of 4.458%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)		Open maturity reverse repurchase agreement.
(j)		FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED
FUTURES CONTRACTS:
SHORT FUTURES CONTRACTS
					Variation Margin
Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Asset	Liability

Euro-Bund December Futures	12/2025	1	$(151)	$0	$0	$0

Total Futures Contracts			$0		$0	$0

Schedule of Investments PIMCO Flexible Emerging Markets Income Fund (Cont.)	September 30, 2025 (Unaudited)

SWAP AGREEMENTS:
INTEREST RATE SWAPS
Variation Margin
Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Asset	Liability

Pay	1-Day USD-SOFR Compounded-OIS	3.250%	Annual	06/18/2029	$100	$(2)	$1	$(1)	$0	$0
Pay	1-Day USD-SOFR Compounded-OIS	3.000	Annual	03/19/2030	5,200	(257)	138	(119)	3	0
Pay	1-Day USD-SOFR Compounded-OIS	3.750	Annual	09/17/2030	400	5	1	6	0	0
Pay	1-Day USD-SOFR Compounded-OIS	3.250	Annual	06/18/2032	4,000	(53)	(16)	(69)	1	0
Pay	1-Day USD-SOFR Compounded-OIS	3.250	Annual	06/18/2034	200	(9)	3	(6)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	3.250	Annual	03/19/2035	3,000	(242)	131	(111)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	3.750	Annual	09/17/2035	2,300	(11)	28	17	0	0
Pay	1-Day USD-SOFR Compounded-OIS	3.750	Annual	09/17/2045	400	(20)	8	(12)	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	3.250	Annual	03/19/2055	1,800	(242)	15	(227)	0	(5)
Pay	1-Day USD-SOFR Compounded-OIS	3.500	Annual	09/17/2055	2,100	(217)	55	(162)	0	(7)
Pay	1-Year BRL-CDI	13.030	Maturity	01/02/2029	BRL	25,400	0	(19)	(19)	3	0
Pay	1-Year BRL-CDI	13.056	Maturity	01/02/2029	2,900	0	(1)	(1)	0	0
Receive	3-Month PLN-WIBOR	4.195	Annual	09/29/2030	PLN	400	0	0	0	0	0
Pay	3-Month PLN-WIBOR	5.155	Annual	10/25/2034	700	11	4	15	1	0
Receive(1)	6-Month EUR-EURIBOR	2.750	Annual	03/18/2036	EUR	1,500	3	(5)	(2)	0	(5)

Total Swap Agreements	$(1,034)	$343	$(691)	$8	$(18)

Cash of $1,144 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2025.
(1)	This instrument has a forward starting effective date.
(k)	FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER
FORWARD FOREIGN CURRENCY CONTRACTS:
Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Month	Currency to be Delivered	Currency to be Received	Asset	Liability

BOA	10/2025	DOP	22,981	$358	$0	$(8)
10/2025	EUR	373	438	0	0
10/2025	JPY	848	6	0	0
10/2025	$3	JPY	447	0	0
10/2025	55	PEN	204	4	0
11/2025	6	JPY	845	0	0
11/2025	159	MXN	2,944	1	0
12/2025	PYG	145,300	$20	0	(1)
BPS	10/2025	CNH	392	55	0	0
10/2025	IDR	2,891,495	172	0	(1)
10/2025	JPY	983	7	0	0
10/2025	PLN	125	34	0	0
10/2025	$589	IDR	9,735,380	0	(5)
10/2025	370	KRW	513,089	0	(4)
10/2025	125	TWD	3,767	0	(1)
11/2025	7	JPY	980	0	0
12/2025	4	HUF	1,302	0	0
12/2025	172	IDR	2,899,811	1	0
05/2026	192	KWD	59	0	0
05/2030	KWD	261	$900	31	0
08/2030	288	971	13	0
BRC	10/2025	$244	MXN	4,556	5	0
10/2025	509	TRY	21,979	12	0
11/2025	AUD	65	$43	0	0
12/2025	$1,337	TRY	58,617	5	0
BSH	10/2025	EUR	5,342	$6,206	0	(65)
11/2025	$109	PEN	401	7	0
12/2025	PEN	1,576	$444	0	(10)
12/2025	$118	PEN	421	3	0
01/2026	78	277	1	0
02/2026	PEN	503	$144	0	(1)
CBK	10/2025	AUD	65	42	0	(1)
10/2025	BRL	1,152	217	0	0
10/2025	IDR	2,986,315	178	0	(1)
10/2025	$212	BRL	1,152	4	0

Schedule of Investments PIMCO Flexible Emerging Markets Income Fund (Cont.)	September 30, 2025 (Unaudited)

	10/2025		519	EUR	441	0	(1)
	10/2025		138	IDR	2,269,528	0	(2)
	10/2025		2,435	SGD	3,142	1	0
	11/2025	PEN	3,366		$920	0	(48)
	11/2025	SGD	3,134		2,435	0	(1)
	12/2025	PEN	2,013		562	0	(16)
	12/2025		$35	EGP	1,991	5	0
	12/2025		178	IDR	2,994,780	1	0
	02/2026	GHS	276		$19	0	(1)
	03/2026	EGP	3,656		70	0	(1)
DUB	10/2025	CNH	840		118	0	0
	10/2025	ILS	1,594		467	0	(15)
	11/2025		$467	ILS	1,594	15	0
	12/2025	UGX	261,164		$70	0	(4)
	12/2025		$91	EGP	4,599	2	0
	12/2025		99	KZT	53,536	0	(4)
	03/2026		187		107,673	0	(1)
	09/2026	EGP	3,928		$70	0	(1)
	09/2026	PKR	14,631		49	0	(1)
GLM	10/2025	BRL	2,245		393	0	(29)
	10/2025	CNH	59		8	0	0
	10/2025	IDR	2,868,760		172	0	0
	10/2025		$413	BRL	2,245	9	0
	10/2025		139	IDR	2,289,670	0	(1)
	10/2025		272	MXN	5,087	6	0
	11/2025	DOP	35,933		$565	2	(9)
	11/2025		$16	TRY	716	0	0
	12/2025		15	EGP	759	0	0
	12/2025		172	IDR	2,875,639	0	0
	01/2026	DOP	39,615		$641	15	0
	02/2026		28,597		455	5	0
	03/2026		55,153		859	3	(9)
	03/2026	EGP	1,471		28	0	0
	03/2026		$34	DOP	2,212	1	0
	06/2026	EGP	2,479		$46	0	0
JPM	10/2025	BRL	3,320		577	0	(47)
	10/2025		$595	BRL	3,320	28	0
	10/2025		371	CNH	2,631	0	(1)
	10/2025		149	IDR	2,453,033	0	(2)
	10/2025		36	TRY	1,542	1	0
	11/2025	GHS	1,743		$124	0	(13)
	11/2025	PKR	59,200		200	0	(9)
	11/2025	ZAR	523		30	0	(1)
MBC	10/2025	CNH	427		60	0	0
	10/2025	EUR	120		142	1	0
	10/2025	JPY	487		3	0	0
	10/2025	SGD	3,140		2,448	14	0
	10/2025		$2	CNH	17	0	0
	10/2025		125	JPY	18,500	0	0
	11/2025	CNH	17		$2	0	0
	11/2025		$3	JPY	485	0	0
	12/2025		159	EGP	8,055	5	0
	03/2026		1		59	0	0
	09/2026	EGP	2,424		$44	0	0
MYI	10/2025	CNH	431		61	0	0
	10/2025	JPY	18,583		124	0	(1)
	10/2025	PLN	43		12	0	0
	10/2025		$13	JPY	1,978	0	0
	11/2025		124		18,519	1	0
	12/2025	CZK	66		$3	0	0
	10/2026		$119	AZN	213	1	0
	10/2027		237		437	0	(3)
SCX	10/2025	CNH	642		$90	0	0
	10/2025	IDR	2,309,779		138	0	0
	10/2025		$45	GBP	34	0	0
	10/2025		139	IDR	2,282,108	0	(2)
	10/2025		69	JPY	10,129	0	0
	11/2025	GBP	34		$45	0	0
	11/2025	PKR	26,830		93	0	(2)
	12/2025		22,977		80	0	(1)
	12/2025	UGX	261,168		70	0	(4)
	12/2025		$138	IDR	2,315,617	0	0
SOG	10/2025	BRL	4,311		$808	0	(2)
	10/2025	JPY	40,470		272	0	(2)
	10/2025		$811	BRL	4,311	0	(1)
	10/2025		6,343	EUR	5,394	0	(11)
	10/2025		646	JPY	94,971	0	(4)
	11/2025	EUR	5,394		$6,356	11	0
	11/2025		$272	JPY	40,330	2	0
	12/2025		808	BRL	4,373	2	0
SSB	10/2025	GBP	34		$46	0	0
UAG	10/2025	ILS	160		47	0	(2)
	10/2025	JPY	64,300		436	2	0
	10/2025	PLN	83		23	0	0
	10/2025		$526	ILS	1,755	4	0
	10/2025		246	ZAR	4,311	4	0

Schedule of Investments PIMCO Flexible Emerging Markets Income Fund (Cont.)	September 30, 2025 (Unaudited)

11/2025	47	ILS	160	2	0
11/2025	22	TRY	1,042	2	0
12/2025	MXN	2,962	$157	0	(3)
01/2026	$265	TRY	12,633	15	0
02/2026	1,043	49,866	25	0
03/2026	1,693	81,467	38	0

Total Forward Foreign Currency Contracts	$310	$(353)

PURCHASED OPTIONS:
FOREIGN CURRENCY OPTIONS
Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Cost	Market Value

BOA	Put - OTC USD versus MXN	MXN	18.250	11/19/2025	1,086	$8	$9

Total Purchased Options	$8	$9

WRITTEN OPTIONS:
FOREIGN CURRENCY OPTIONS
Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value

UAG	Put - OTC USD versus TRY	TRY	41.600	11/12/2025	130	$(5)	$0
Call - OTC USD versus TRY	56.900	11/12/2025	130	(4)	(1)
Put - OTC USD versus TRY	42.635	01/07/2026	546	(18)	(1)
Call - OTC USD versus TRY	56.750	01/07/2026	546	(12)	(5)
Put - OTC USD versus TRY	42.800	01/08/2026	810	(28)	(2)
Call - OTC USD versus TRY	56.750	01/08/2026	810	(19)	(8)
Put - OTC USD versus TRY	45.050	02/20/2026	3,814	(99)	(57)
Call - OTC USD versus TRY	53.640	02/20/2026	3,814	(52)	(76)
Put - OTC USD versus TRY	45.490	03/04/2026	5,300	(143)	(98)
Call - OTC USD versus TRY	54.100	03/04/2026	5,300	(70)	(111)

$(450)	$(359)

INTEREST RATE SWAPTIONS
Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value

BOA	Call - OTC 5-Year Interest Rate Swap	6-Month HUF-BUBOR	Receive	6.195%	12/04/2025	97,200	$(2)	$(2)
Put - OTC 5-Year Interest Rate Swap	6-Month HUF-BUBOR	Pay	6.195	12/04/2025	97,200	(3)	(3)
DBL	Call - OTC 5-Year Interest Rate Swap	6-Month CZK-PRIBOR	Receive	3.890	12/29/2025	5,150	(2)	(1)
Put - OTC 5-Year Interest Rate Swap	6-Month CZK-PRIBOR	Pay	3.890	12/29/2025	5,150	(2)	(2)
JPM	Call - OTC 5-Year Interest Rate Swap	6-Month HUF-BUBOR	Receive	6.110	12/23/2025	62,000	(2)	(1)
Put - OTC 5-Year Interest Rate Swap	6-Month HUF-BUBOR	Pay	6.110	12/23/2025	62,000	(2)	(2)
MYC	Call - OTC 5-Year Interest Rate Swap	3-Month ZAR-JIBAR	Receive	7.080	12/31/2025	19,450	(7)	(10)
Put - OTC 5-Year Interest Rate Swap	3-Month ZAR-JIBAR	Pay	7.080	12/31/2025	19,450	(7)	(9)
Call - OTC 10-Year Interest Rate Swap	6-Month PLN-WIBOR	Receive	4.535	11/05/2025	1,700	(5)	(4)
Put - OTC 10-Year Interest Rate Swap	6-Month PLN-WIBOR	Pay	4.535	11/05/2025	1,700	(5)	(3)
Call - OTC 10-Year Interest Rate Swap	6-Month PLN-WIBOR	Receive	4.445	12/18/2025	700	(2)	(2)
Put - OTC 10-Year Interest Rate Swap	6-Month PLN-WIBOR	Pay	4.445	12/18/2025	700	(2)	(3)

$(41)	$(42)

Total Written Options	$(491)	$(401)

SWAP AGREEMENTS:
CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(2)
Swap Agreements, at Value(5)
Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2025(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability

BRC	Argentine Republic Government International Bonds	5.000%	Quarterly	06/20/2026	7.132%	$100	$(7)	$6	$0	$(1)

Schedule of Investments PIMCO Flexible Emerging Markets Income Fund (Cont.)	September 30, 2025 (Unaudited)

CBK	Israel Government International Bonds	1.000	Quarterly	06/20/2030	0.745	25	0	0	0	0
DUB	Petroleos Mexicanos «	4.750	Monthly	07/06/2026	—◆	294	0	4	4	0
Turkiye Government International Bonds	1.000	Quarterly	06/20/2030	2.389	1,100	(94)	30	0	(64)
GST	Argentine Republic Government International Bonds	5.000	Quarterly	06/20/2027	15.081	100	(16)	1	0	(15)
Israel Government International Bonds	1.000	Quarterly	12/20/2025	0.299	300	0	1	1	0
JPM	State Oil Company of Azerbaijan	5.000	Quarterly	06/20/2026	1.611	200	2	3	5	0
MEI	South Africa Government International Bonds	1.000	Quarterly	06/20/2030	1.507	100	(6)	4	0	(2)
Turkiye Government International Bonds	1.000	Quarterly	06/20/2030	2.389	1,100	(113)	50	0	(63)
MYC	Argentine Republic Government International Bonds	5.000	Quarterly	06/20/2027	15.081	200	(30)	0	0	(30)

$(264)	$99	$10	$(175)

TOTAL RETURN SWAPS ON SECURITIES
Swap Agreements, at Value
Counterparty	Pay/Receive(6)	Underlying Reference	# of Shares	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Unrealized Appreciation/ (Depreciation)	Asset	Liability

MYC	Receive(6)	Sunac Real Estate Group Co., Ltd. «	0	0.000%	Maturity	01/30/2033	CNY	4,000	$6	$(319)	$0	$(313)

Total Swap Agreements	$(258)	$(220)	$10	$(488)

(l)

Securities with an aggregate market value of $690 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2025.

◆	Implied credit spread is not available due to significant unobservable inputs being used in the fair valuation.
(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

FAIR VALUE MEASUREMENTS
The following is a summary of the fair valuations according to the inputs used as of September 30, 2025 in valuing the Fund's assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2025

Investments in Securities, at Value
Loan Participations and Assignments	$0	$0	$4,795	$4,795
Corporate Bonds & Notes
Banking & Finance	0	5,652	1,323	6,975
Industrials	0	10,264	1,000	11,264
Utilities	0	3,970	0	3,970
U.S. Treasury Obligations	0	407	0	407
Non-Agency Mortgage-Backed Securities	0	40	0	40
Asset-Backed Securities
Other ABS	0	250	0	250
Sovereign Issues	500	25,103	0	25,603
Short-Term Instruments
Mutual Funds	0	634	0	634
Nigeria Treasury Bills	0	2,876	0	2,876
U.S. Treasury Bills	0	1,016	0	1,016

$500	$50,212	$7,118	$57,830
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$5,787	$0	$0	$5,787

Total Investments	$6,287	$50,212	$7,118	$63,617

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	8	0	8

Schedule of Investments PIMCO Flexible Emerging Markets Income Fund (Cont.)	September 30, 2025 (Unaudited)

Over the counter				0		325		4	329

				$0		$333		$4	$337
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared				0		(18)		0	(18)
Over the counter				0		(929)		(313)	(1,242)

				$0		$(947)		$(313)	$(1,260)

Total Financial Derivative Instruments				$0		$(614)		$(309)	$(923)

Totals				$6,287		$49,598		$6,809	$62,694

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2025:
Category and Subcategory	Beginning Balance at 06/30/2025	Net Purchases (1)	Net Sales/Settlements (1)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2025	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2025 (2)

Investments in Securities, at Value
Loan Participations and Assignments	$5,602	$0	$(1,182)	$4	$5	$13	$353	$0	$4,795	$8
Corporate Bonds & Notes
Banking & Finance	1,155	443	(22)	22	2	28	0	(305)	1,323	19
Industrials	0	1,000	0	0	0	0	0	0	1,000	0

	$6,757	$1,443	$(1,204)	$26	$7	$41	$353	$(305)	$7,118	$27
Financial Derivative Instruments- Assets
Over the counter	$2	$0	$0	$0	$0	$2	$0	$0	$4	$2

Financial Derivative Instruments- Liabilities
Over the counter	$(253)	$0	$0	$0	$0	$(60)	$0	$0	$(313)	$(61)

Totals	$6,506	$1,443	$(1,204)	$26	$7	$(17)	$353	$(305)	$6,809	$(32)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:
									(% Unless Noted Otherwise)

Category and Subcategory		Ending Balance at 09/30/2025	Valuation Technique			Unobservable Inputs			Input Value(s)	Weighted Average

Investments in Securities, at Value
Loan Participations and Assignments		$4,434	Discounted Cash Flow			Discount Rate			3.832 - 15.199	7.950
		8	Other Valuation Techniques(3)			-			-	—
		353	Third Party Vendor			Broker Quote			100.250	—
Corporate Bonds & Notes
Banking & Finance		637	Discounted Cash Flow			Discount Rate			3.340 - 6.208	4.733
		383	Other Valuation Techniques(3)			-			-	—
		303	Recent Transaction			Purchase Price			100.000	—
Industrials		1,000	Recent Transaction			Purchase Price			100.000	—
Financial Derivative Instruments- Assets
Over the counter		4	Indicative Market Quotation			Broker Quote			0.939	—
Financial Derivative Instruments- Liabilities
Over the counter		(313)	Indicative Market Quotation			Broker Quote			(55.800)	—
Total		$6,809

(1)

Net Purchases and Settlements for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(3)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at September 30, 2025 may be due to an investment no longer held or categorized as Level 3 at period end.

(3)									Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

Notes to Financial Statements

1. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The net asset value (“NAV”) of the Fund's shares, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Fund or class, less any liabilities, as applicable, by the total number of shares outstanding.

On each day that the New York Stock Exchange (“NYSE”) is open, the Fund’s shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Fund may calculate its NAV as of the earlier closing time or calculate its NAV as of the NYSE Close for that day. The Fund generally does not calculate its NAV on days on which the NYSE is not open for business. If the NYSE is closed on a day it would normally be open for business, the Fund may calculate its NAV as of the NYSE Close for such day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of official closing prices or the last reported sales prices. The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by Pacific Investment Management Company LLC (“PIMCO”) to be the primary exchange. If market value pricing is used, a foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close if the NYSE Close occurs before the end of trading on the foreign exchange.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended (the “Act”). As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board of Trustees has designated PIMCO as the valuation designee (“Valuation Designee”) for the Fund to perform the fair value determination relating to all Fund investments. PIMCO may carry out its designated responsibilities as Valuation Designee through various teams and committees. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund portfolio investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”).

Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Sources may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Common stocks, exchange-traded funds (“ETFs”), exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. Exchange-traded options, except equity options, futures and options on futures, are valued at the settlement price determined by the relevant exchange. Swap agreements and swaptions are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Sources. With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies (other than ETFs), the Fund’s NAV will be calculated based on the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Sources, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indexes) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, unless otherwise determined by the Valuation Designee, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Fund is not open for business, which may result in the Fund's portfolio investments being affected when shareholders are unable to buy or sell shares.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Sources. As a result, the value of such investments and, in turn, the NAV of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Fund is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund's next calculated NAV. An alternative exchange rate may be obtained from a Pricing Source or an exchange rate may otherwise be determined if believed to be more reflective of the rates at which the Fund may transact.

Fair valuation may require subjective determinations about the value of a security. While the Fund’s and Valuation Designee's policies and procedures are intended to result in a calculation of the Fund's NAV that fairly reflects security values as of the time of pricing, the Fund cannot ensure that fair values accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

Under certain circumstances, the per share NAV of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2 or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Notes to Financial Statements (Cont.)

• Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

• Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

• Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Valuation Designee that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers fair value between fair value Levels of the Fund's assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and, if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities, non-U.S. bonds and short-term debt instruments (such as commercial paper, time deposits and certificates of deposit) are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Sources' internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Sources that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE Close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or Pricing Sources. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indexes, reference rates and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Sources (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indexes, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indexes, reference rates and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Sources (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Notes to Financial Statements (Cont.)

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Manager may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Manager does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

The Discounted Cash Flow model is based on future cash flows generated by the investment and may be normalized based on expected investment performance. Future cash flows are discounted to present value using an appropriate rate of return, typically calibrated to the initial transaction date and adjusted based on Capital Asset Pricing Model and/or other market-based inputs. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Securities may be valued based on purchase prices of privately negotiated transactions. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper, time deposits and certificates of deposit) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Valuation Designee believes reflects fair value and are categorized as Level 3 of the fair value hierarchy.

2. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Fund's tax positions for all open tax years. As of September 30, 2025, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state and local tax returns as required. The Fund's tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

3. INVESTMENTS IN AFFILIATES

The Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III ("Central Funds") to the extent permitted by the Act, rules thereunder or exemptive relief therefrom. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Fund. A copy of each affiliate fund’s shareholder report is available at the U.S Securities and Exchange Commission (“SEC”) website at www.sec.gov, on the Fund’s website at www.pimco.com, or upon request, as applicable. The table below shows the Fund's transactions in and earnings from investments in the affiliated funds for the period ended September 30, 2025 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 06/30/2025	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2025	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$3,157	$12,729	$(10,100)	$1	$0	$5,787	$29	$0

† A zero balance may reflect actual amounts rounding to less than one thousand.

(1) The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund.

Glossary: (abbreviations that may be used in the preceding statements)					(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	MYI	Morgan Stanley & Co. International PLC
BPS	BNP Paribas S.A.	GST	Goldman Sachs International	SCX	Standard Chartered Bank, London
BRC	Barclays Bank PLC	JPM	JP Morgan Chase Bank N.A.	SOG	Societe Generale Paris

BSH	Banco Santander S.A. - New York Branch	MBC	HSBC Bank Plc	SSB	State Street Bank and Trust Co.
CBK	Citibank N.A.	MEI	Merrill Lynch International	TDM	TD Securities (USA) LLC
DBL	Deutsche Bank AG London	MYC	Morgan Stanley Capital Services LLC	UAG	UBS AG Stamford
DUB	Deutsche Bank AG

Currency Abbreviations:
AUD	Australian Dollar	HUF	Hungarian Forint	PKR	Pakistani Rupee
AZN	Azerbaijani Manat	IDR	Indonesian Rupiah	PLN	Polish Zloty
BRL	Brazilian Real	ILS	Israeli Shekel	PYG	Paraguayan Guarani
CNH	Chinese Renminbi (Offshore)	JPY	Japanese Yen	SGD	Singapore Dollar
CNY	Chinese Renminbi (Mainland)	KRW	South Korean Won	TRY	Turkish New Lira
CZK	Czech Koruna	KWD	Kuwaiti Dinar	TWD	Taiwanese Dollar
DOP	Dominican Peso	KZT	Kazakhstani Tenge	UGX	Ugandan Shilling
EGP	Egyptian Pound	MXN	Mexican Peso	USD (or $)	United States Dollar
EUR	Euro	NGN	Nigerian Naira	UZS	Uzbekistani Sum
GBP	British Pound	PEN	Peruvian New Sol	ZAR	South African Rand
GHS	Ghanaian Cedi

Exchange Abbreviations:
OTC	Over the Counter

Index/Spread Abbreviations:
EUR003M	3 Month EUR Swap Rate	PRIME	Daily US Prime Rate	TSFR3M	Term SOFR 3-Month
EUR006M	6 Month EUR Swap Rate	SOFR	Secured Overnight Financing Rate

Other Abbreviations:
ABS	Asset-Backed Security	JIBAR	Johannesburg Interbank Agreed Rate	TBA	To-Be-Announced
BRL-CDI	Brazil Interbank Deposit Rate	JSC	Joint Stock Company	TBD	To-Be-Determined
BUBOR	Budapest Interbank Offered Rate	OIS	Overnight Index Swap	TBD%	Interest rate to be determined when loan settles or at the time of funding
DAC	Designated Activity Company	PRIBOR	Prague Interbank Offered Rate	WIBOR	Warsaw Interbank Offered Rate
EURIBOR	Euro Interbank Offered Rate